EXHIBIT 10.38
                               THIRD AMENDMENT TO
                     SEITEL, INC. REVOLVING CREDIT AGREEMENT


     This Third Amendment to Seitel, Inc. Revolving Credit Agreement dated as of March 16, 1998 (this "Third Amendment") is among Seitel, Inc., a Delaware corporation (the "Borrower"), the lenders set forth on the signature pages hereto (the "Lenders") and The First National Bank of Chicago, individually and as agent for the Lenders (in such capacity, the "Agent").


     FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Unless amended pursuant hereto or unless the context otherwise requires, all terms used herein which are defined in the Revolving Credit Agreement dated as of July 22, 1996, as amended (the "Credit Agreement") among the Borrower, the Agent and the Lenders shall have the meanings assigned to them in the Credit Agreement.

     2. Amendments. Upon the satisfaction of the conditions precedent set forth in Section 4 of this Third Amendment and effective as of the date first set forth above (the "Effective Date"), the Credit Agreement shall be amended as follows:

          (a)  The  definition  of  "Facility  Termination  Date"  set  forth in
               Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

               "Facility Termination Date" means March 16, 2001 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

          (b) Section 2.4.3. of the Credit Agreement is hereby amended to read in its entirety as follows:

               2.4.3. Method of Selecting Types and Interest Periods for New Ratable Advances The Borrower shall select the Type of Ratable Advance and, in the case of each Eurodollar Advance, the Interest Period applicable to each Ratable Advance from time to time. The Borrower shall give the Agent irrevocable notice (a "Ratable Borrowing Notice") not later than 11:30 a.m. (Chicago time) on the Borrowing Date for each Floating Rate Advance or three Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

               (i) the Borrowing Date, which shall be a Business Day, of such Ratable Advance,

               (ii) the aggregate amount of such Ratable Advance,

               (iii)the Type of Ratable Advance selected, and

               (iv) in the case of each Eurodollar Advance,  the Interest Period applicable thereto.

               Not later than 1:00 p.m. (Chicago time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available in Chicago to the Agent at its address specified pursuant to Article XIII. Promptly after receipt of such funds from the Lenders, the Agent will make such funds available to the Borrower at the Agent's aforesaid address.

          (c) Section 2.4.4. of the Credit Agreement is hereby amended to read in its entirety as follows:

               2.4.4. Conversion and Continuation of Outstanding Ratable Advances Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances. Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Eurodollar Advance either continue as a Eurodollar Advance for the same or another Interest Period or be converted into a Floating Rate Advance. Subject to the terms of Section 2.7, the Borrower may elect from time to time to convert all or any part of any Ratable Advance of any Type into any other Type or Types of Ratable Advances; provided that any conversion of any Eurodollar Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The Borrower shall give the Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Ratable Advance or continuation of a Eurodollar Advance not later than 11:30 a.m. (Chicago time) on the date of the requested conversion or continuation, in the case of a conversion into a Floating Rate Advance, or three Business Days prior to the date of the requested conversion or continuation, in the case of a conversion into or continuation of a Eurodollar Advance, specifying:

               (i) the requested date, which shall be a Business Day, of such conversion or continuation;

               (ii) the aggregate  amount and Type of the Ratable  Advance which is to be converted or continued; and

               (iii)the amount and Type(s) of Ratable Advance(s) into which such
                    Ratable Advance is to be converted or continued and, in the case of a conversion into or continuation of a Eurodollar Advance, the duration of the Interest Period applicable thereto.

          (d) The Commitment of The First National Bank of Chicago is hereby increased to $40,000,000.

          (e) The Commitment of Bank One, Texas, N.A. is hereby increased to $35,000,000.

          (f) Exhibit "B" to the Credit Agreement is hereby amended by deleting the amount "$50,000,000" on the first page thereof and replacing it with the amount "$75,000,000".

          (g) Schedule 1 to the Credit Agreement is hereby amended to read in its entirety as set forth in Schedule 1 attached hereto.

          (h) Schedule 6 to the Credit Agreement is hereby amended to read in its entirety as set forth in Schedule 6 attached hereto.

     3. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates as of the date hereof the representations and warranties set forth in Article V of the Credit Agreement, provided that, with respect to the representations and warranties set forth in
          Section 5.6, the reference to "March 31, 1996" therein shall be deemed to read "September 30, 1997," and with respect to the representations and warranties set forth in Section 5.15, the references to "May 1, 1997" therein shall be deemed to read "March 16, 1998."

     4. Conditions Precedent. This Third Amendment and the amendments to the Credit Agreement provided for in Section 2 hereof shall become effective as of the Effective Date when all of the following conditions precedent shall have been satisfied:

          (a) The Agent shall have received counterparts of this Third Amendment duly executed and delivered by the Borrower and by all of the Lenders and consented to by all of the Subsidiary Guarantors.

          (b) The Agent shall have received from the Borrower a certificate of a Senior Financial Officer attaching and certifying resolutions adopted by the Board of Directors of the Borrower on or prior to the Effective Date authorizing the execution and delivery by the Borrower of this Third Amendment and the extension of the Facility Termination Date and increase in the Aggregate Commitment provided for herein.

          (c) The Agent shall have received from the Borrower new Ratable Notes payable to the order of each Lender in the amount of such Lender's Commitment as revised hereby and new Competitive Bid Notes payable to the order of each Lender substantially in the form of Exhibit "B" as amended hereby, each duly executed and delivered by the Borrower.

          (d) On the Effective Date and after giving effect to the terms of this Third Amendment, no Default or Unmatured Default shall have occurred and be continuing.

     5. Effect on the Credit Agreement. Except to the extent of the amendments expressly provided for herein, all of the representations, warranties, terms, covenants and conditions of the Loan Documents (a) shall remain unaltered, (b) shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and (c) are hereby ratified and confirmed in all respects. Upon the effectiveness of this Third Amendment, all references in the Credit Agreement (including references in the Credit Agreement as amended by this Third Amendment) to "this Agreement" (and all indirect references such as "hereby", "herein", "hereof" and "hereunder") shall be deemed to be references to the Credit Agreement as amended by this Third Amendment.

     6. Entire Agreement. This Third Amendment, the Credit Agreement as amended by this Third Amendment and the other Loan Documents embody the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

     7. APPLICABLE LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     8.   Headings.  The  headings,  captions  and  recitals  used in this Third
          Amendment  are  for   convenience   only  and  shall  not  affect  the
          interpretation of this Third Amendment.

     9. Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

                              SEITEL, INC.


                              By: /s/ Debra D. Valice
                                  ---------------------------------
                              Debra D. Valice
                              Sr. Vice President - Chief Financial Officer




                              THE FIRST NATIONAL BANK OF CHICAGO,
                              individually and as Agent


                              By: /s/ Helen A. Carr
                                  ---------------------------------

                              Title: Attorney in fact
                                     ------------------------------


                              BANK ONE, TEXAS, N.A.


                              By: /s/ Linda Masera
                                  ---------------------------------

                              Title: Vice President
                                     ------------------------------

s:\coml\kwh\seit3.amd

              ACKNOWLEDGMENT AND CONSENT BY SUBSIDIARY GUARANTORS

     Each of the undersigned Subsidiary Guarantors (i) acknowledges its receipt of a copy of and hereby consents to all of the terms and conditions of the foregoing Third Amendment and (ii) reaffirms its obligations under the Subsidiary Guaranty dated as of July 22, 1996 in favor of The First National Bank of Chicago, as agent.

                              SEITEL DATA CORP.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President


                              SEITEL DELAWARE, INC.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President


                              SEITEL MANAGEMENT, INC.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              President


                              SEITEL GEOPHYSICAL, INC.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President


                              DDD ENERGY, INC.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President


                              SEITEL GAS & ENERGY CORP.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President


                              SEITEL POWER CORP.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President


                              SEITEL NATURAL GAS, INC.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President


                              MATRIX GEOPHYSICAL, INC.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President


                              EXSOL, INC.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President


                              DATATEL, INC.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President


                              SEITEL OFFSHORE CORP.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President

                              GEO-BANK, INC.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President

                              ALTERNATIVE COMMUNICATIONS
                              ENTERPRISES, INC.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President

                              SEITEL INTERNATIONAL, INC.


                               By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President

                              AFRICAN GEOPHYSICAL, INC.


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President

                              SEITEL DATA LTD.

                              By:    SEITEL DELAWARE, INC.,
                                     its general partner


                              By: /s/ Debra D. Valice
                                  -------------------------
                              Debra D. Valice
                              Vice President

Schedule 1

RESTRICTED SUBSIDIARIES

Incorporated in Delaware

Seitel Data Corp.
Seitel Delaware, Inc.
Seitel Management, Inc.
Seitel Geophysical, Inc.
DDD Energy, Inc.
Seitel Gas & Energy Corp.
Seitel Power Corp.
Seitel Natural Gas, Inc.
Matrix Geophysical, Inc.
Exsol, Inc.
Datatel, Inc.
Seitel Offshore Corp.

Incorporated (or Organized) in Texas

Geo-Bank, Inc.
Alternative Communications Enterprises, Inc.
Seitel Data Ltd. (a Texas limited partnership)

Incorporated in the Cayman Islands

Seitel International, Inc.
African Geophysical, Inc.


UNRESTRICTED SUBSIDIARIES

Seitel Canada Holdings, Inc., a Delaware corporation
Olympic Seismic Ltd., an Alberta, Canada corporation
EHI Holdings, Inc., a Delaware corporation


AFFILIATES

Eagle Geophysical, Inc., a Delaware corporation (17.9% owned by
EHI Holdings, Inc.)